                                                           ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73566 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.



                                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
April 11, 2000